SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2008 (June 2, 2008)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.                        REGULATION FD DISCLOSURE.

On June 3, 2008 certain officers of Chembio Diagnostics, Inc. (the “Company”) intend to deliver an investor presentation that will include the slides attached hereto as Exhibit 99.1 and the fact sheet attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.   The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1 and Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. The information in this Item 7.01 of Form 8-K does not constitute a determination of whether any information included herein is material.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

99.1	PowerPoint Presentation to be delivered to investors on June 3, 2008.
99.2	Fact Sheet to be distributed to investors on June 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 2, 2008                                                        Chembio Diagnostics, Inc.

By:  /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer

Exhibit Index

99.1	PowerPoint Presentation to be delivered to investors on June 3, 2008.
99.2	Fact Sheet to be distributed to investors on June 3, 2008.